Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No. 03-13182 -03-13213
Jointly Administered

Reporting Period: July-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.		Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T	)	X
Copies of bank statements				X
Cash disbursements journals			X
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3		X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt				X
Copies of tax returnes filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4		X
Listing of aged accounts payable			X
Accounts Receivable Reconcilations and Aging	MOR-5		X
Debtor Questionnaire	MOR-5		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	8/11/05
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213             July 31, 2005

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	24,102,397	—			24,102,397	29,609,434	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	9,287,360				9,287,360	10,250,000	302,800,424	278,186,238
Interest Income/Other Income	222,394				222,394		6,794,184	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		46,302,400	—
Transfers between Accounts	(2,591,646)	2,591,646			—		0	—
Proceeds from the Sale of Assets
							—	—

Total Receipts	6,918,109	2,591,646	—	—	9,509,754	10,250,000	355,897,008	279,407,238

Disbursements
Gross Payroll/Payroll Taxes		2,591,646			2,591,646	1,683,000	50,280,151	49,550,445
Sales, Use & Other Taxes	13,371				13,371		1,324,114	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	191,171				191,171		1,519,555	—
Insurance/Payroll WH paid from operating accounts	17,871				17,871		134,704	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	3,995,738				3,995,738	2,743,558	58,525,399	47,914,054
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	5,373,952				5,373,952	7,045,000	148,437,185	149,867,824
					—		—
Deposits to Lenders	136,403				136,403		72,082,663	2,500,000
Professional fees - Carve-out	1,113,438				1,113,438	1,299,813	23,342,094	21,411,525
US Trustee Quarterly Fees	—				—	—	590,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	10,841,945	2,591,646	—	—	13,433,591	12,771,371	356,236,666	271,722,098
Net Cash Flow

(Receipts less Disbursements)	(3,923,837)	—	—	—	(3,923,837)	(2,521,371)	(339,658)	7,685,140

Cash - End of Month	20,178,560	—	—	—	20,178,560	27,088,064	20,630,412	27,088,064

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP CONSOLIDATED

Week Ending	BUDGET 7/1	BUDGET 7/8	BUDGET 7/15	BUDGET 7/22	BUDGET 7/29	BUDGET MONTH JULY
Beginning Cash	$29,609,434	$29,647,197	$28,977,984	$27,929,239	$27,230,901	$29,609,434

Cash Receipts

TICO Cash Collected	—	—	—	—		—
SM Cash Collected	2,200,000	2,000,000	1,650,000	1,750,000	2,300,000	9,900,000
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	—	—	—	350,000	—	350,000
	—	—	—	—	—	—

Total Cash Receipts	2,200,000	2,000,000	1,650,000	2,100,000	2,300,000	10,250,000

						—
						—
Cash Disbursements						—
Loan Proceeds Checks	1,400,000	1,200,000	1,200,000	1,300,000	1,600,000	6,700,000
Expenses related to Loans	60,000	60,000	75,000	90,000	60,000	345,000
Expenses related to TIG	—	—	—	—	—	—

Total Cash Disbursements	1,460,000	1,260,000	1,275,000	1,390,000	1,660,000	7,045,000

						—

NET CASH RECEIPTS	740,000	740,000	375,000	710,000	640,000	3,205,000

						—
CASH DISBURSEMENTS:						—
						—
Operating Cash Disbursements						—
						—
Advertising	20,000	50,000	50,000	125,000	30,000	275,000
Bank Charges	—	—	32,000	—	—	32,000
Claims Funding*	55,000	25,000	70,000	40,000	40,000	230,000
Company Auto	1,500	20,000	1,500	1,900	1,500	26,400
Computer Costs	8,125	20,000	4,625	5,000	4,625	42,375
Dues And Subscriptions	2,000	3,000	6,000	2,000	—	13,000
Employee Reimbursements - collections exp	3,750	3,250	3,250	3,250	3,250	16,750
Equipment Rental	3,000	—	3,000	2,500	3,000	11,500
Fixed Assets	30,000	30,000	30,000	30,000	15,000	135,000
Forms & Printing	26,000	—	—	32,150	18,000	76,150
Insurance	2,400	20,500	500	500	500	24,400
Meals & Entertainment	10,000	1,000	1,000	2,075	2,000	16,075
Miscellaneous	3,000	16,000	3,000	3,000	3,000	28,000
Office Expense	10,000	4,000	4,000	4,000	4,000	26,000
Postage	8,200	8,200	8,200	8,200	8,200	41,000
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	24,000	20,000	—	—	—	44,000
Professional Fees-Ordinary Course	20,000	15,000	20,000	15,000	20,000	90,000
Rent	3,000	3,000	10,600	3,000	190,500	210,100
Repairs & Maintenance	4,000	4,250	5,000	4,250	4,000	21,500
Roadgard	—	—	—	—	—	—
Seminars & Meetings	4,000	4,000	4,000	4,000	4,000	20,000
Taxes & Licenses	5,000	—	5,225	—	—	10,225
Telephone	31,250	10,000	30,000	30,000	16,250	117,500
Temporary Agency Staff	3,050	3,050	3,050	3,050	3,050	15,250
Board of Directors	19,000	—	—	—	—	19,000
Travel	500	20,000	500	500	500	22,000
Utilities	11,000	11,000	12,250	11,000	11,000	56,250

Total Operating Cash Disbursements	307,775	291,250	307,700	330,375	382,375	1,619,475

						—
Total Cash Disbursements by Group						—
Corporate	49,875	26,750	35,700	29,875	37,375	179,575
Tico Credit	—	—	—	—	—	—
Southern Management	257,900	264,500	272,000	300,500	345,000	1,439,900
Thaxton Premium Finance	—	—	—	—	—	—
Thaxton Commercial Lending	—	—	—	—	—	—
Thaxton Insurance Group	—	—	—	—	—	—

Total Operating Cash Disbursements	307,775	291,250	307,700	330,375	382,375	1,619,475

						—
Other Items						—
						—
Interest to Finova	—	—	504,083	—	—	504,083
Payroll Paid TTG	—	35,000	—	35,000	—	70,000
Payroll Paid SMC	—	636,000	225,000	681,000	—	1,542,000
401K	32,500	—	—	—	38,500	71,000
Restructuring Officer	12,000	12,000	12,000	12,000	12,000	60,000
Insurance Renewal	—	—	—	—	—	—
Credit Insurance Carrier	90,000	175,000	95,000	90,000	90,000	540,000
Pre-Filing Prepays	—	—	—	—	—	—
Bank Fees and Expenses	—	—	20,000	—	—	20,000
Deposit to Lender	—	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—	—
KERP	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	259,963	259,963	259,963	259,963	259,963	1,299,813

Total Other Items	394,463	1,117,963	1,116,046	1,077,963	400,463	4,106,896

						—
Cash from Operations						—
Total Collections	2,200,000	2,000,000	1,650,000	2,100,000	2,300,000	10,250,000
Total Disbursements	1,890,275	2,397,250	2,426,783	2,526,375	2,170,875	11,411,558

Net Cash from Operations	309,725	(397,250)	(776,783)	(426,375)	129,125	(1,161,558)

Restructuring Expense	(271,963)	(271,963)	(271,963)	(271,963)	(271,963)	(1,359,813)

Net Change in Cash	37,763	(669,213)	(1,048,746)	(698,338)	(142,838)	(2,521,371)

Adjustment due to New Budget Period						—

Ending Cash	29,647,197	28,977,984	27,929,239	27,230,901	27,088,064	27,088,064

THE THAXTON GROUP MONTHLY OPERATING REPORT - July 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated		FOR INFORMATION PURPOSES ONLY				JOINTLY ADMINISTERED
Monthly Court Report for July-05
		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	24,102,396.86	23,664,818.92	—	—	—	—	(5,583.29)		444,517.17	(1,355.94)

			—
TICO Cash Collected	5,747.43	—		—	—	—	—		—	5,747.43
SM Cash Collected	9,281,612.54	—		—	—	—	—		9,281,612.54	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	—	—		—	—	—	—		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	222,394.16	222,166.00		—	—	—	—		194.82	33.34

Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	9,509,754.13	222,166.00	—	—	—	—	—	—	9,281,807.36	5,780.77

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	(51,763.25)		—	—	—	—		42,846.20	8,917.05
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	9,509,754.13	170,402.75	—	—	—	—	—	—	9,324,653.56	14,697.82

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	5,099,021.50	—		—	—	—	—		5,099,021.50	—
Expenses related to Loans\Thaxton Insurance Group	274,930.45	—		—	—	—	—		276,303.29	(1,372.84)

Subtotal - Loans	5,373,951.95	—	—	—	—	—	—		5,375,324.79	(1,372.84)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	184,700.78	—		—	—	—	—		184,700.78	—
Bank Charges	47,624.66	25,627.11		—	—	—	—		21,997.55	—
Claims Funding*	213,825.65	—		—	—	—	—		213,825.65	—
Company Auto	13,436.90	—		—	—	—	—		13,436.90	—
Computer Costs	11,676.33	4,210.50		—	—	—	—		7,465.83	—
Dues And Subscriptions	14,164.01	—		—	—	—	—		13,823.01	341.00
Employee Reimbursements - collections exp	237.35	—		—	—	—	—		—	237.35
Equipment Rental	6,639.61	—		—	—	—	—		6,639.61	—
Fixed Assets	83,085.55	—		—	—	—	—		83,085.55	—
Forms & Printing	55,008.63	—		—	—	—	—		55,008.63	—
Insurance	17,871.27	(2,299.27)		—	—	—	—		20,170.54	—
Meals & Entertainment	10,372.75	164.95		—	—	—	—		10,207.80	—
Miscellaneous	6,967.68	3,417.00		—	—	—	—		3,550.68	—
Office Expense	9,081.68	2,525.38		—	—	—	—		6,556.30	—
Postage	33,255.92	126.03		—	—	—	—		32,672.33	457.56
Prepaid Expenses	—	—		—	—	—	—		—	—
Prepaid Software ABS	18,976.96	—		—	—	—	—		18,976.96	—
Professional Fees-Ordinary Course	38,723.42	36,786.37		—	—	—	—		953.10	983.95
Rent	191,171.24	4,626.00		—	—	—	—		186,487.74	57.50
Repairs & Maintenance	19,157.06	145.00		—	—	—	—		19,012.06	—
Seminars & Meetings	824.36	—		—	—	—	—		824.36	—
Taxes & Licenses	13,371.09	625.17		—	—	—	—		12,571.43	174.49
Telephone	64,411.36	1,559.36		—	—	—	—		62,852.00	—
Temporary Agency Staff	10,960.75	350.00		—	—	—	—		10,610.75	—
Travel	18,201.55	25.79		—	—	—	—		18,175.76	—
Utilities	46,361.27	512.98		—	—	—	—		45,713.48	134.81
Interest to Finova	365,059.80	365,059.80		—	—	—	—		—	—
Payroll Paid TTG	42,897.15	29,582.99		—	—	—	—		—	13,314.16
Payroll Paid SMC	2,548,748.48	—		—	—	—	—		2,548,748.48	—
Restructuring Officer	60,000.00	60,000.00		—	—	—	—		—	—
Credit Insurance Payments	329,633.95	—		—	—	—	—		329,633.95	—
Deposit to Lender	136,403.46	136,403.46		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	1,113,438.46	1,113,438.46		—	—	—	—		—	—
Other	92,514.94	62,057.26		—	—	—	—		30,457.68	—

Total Other Cash Disbursements	5,818,726.76	1,844,867.03	—	—	—	—	—		3,958,158.91	15,700.82

				—			—		—	—

TOTAL ALL CASH DIS- BURSEMENTS	11,192,678.71	1,844,867.03	—	—	—	—	—		9,333,483.70	14,327.98

	22,419,472.28	21,990,354.64	—	—	—	—	(5,583.29)		435,687.03	(986.10)

BANK ACCOUNT RECONCILED BALANCES:	22,419,472.28	21,990,354.64			—	—	(5,583.29)		435,687.03	(986.10)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn 8/11/05
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		24,102,396.86		—	24,102,396.86

TICO Cash Collected		5,747.43	—	—	5,747.43
SM Cash Collected		9,281,612.54	—	—	9,281,612.54
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		222,394.16	—	—	222,394.16
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	9,509,754.13	—	—	9,509,754.13

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,591,645.63)	2,591,645.63	—	(0.00)
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	6,918,108.50	2,591,645.63	—	9,509,754.13

Cash Disbursements - Loans

Loan Proceeds Checks		5,099,021.50			5,099,021.50
Expenses related to Loans\Thaxton Insurance Group		274,930.45			274,930.45

Subtotal - Loans		5,373,951.95	—	—	5,373,951.95

		—
Cash Disbursements - Other		—
Advertising		184,700.78		—	184,700.78
Bank Charges		47,624.66	—	—	47,624.66
Claims Funding*		213,825.65		—	213,825.65
Company Auto		13,436.90	—	—	13,436.90
Computer Costs		11,676.33	—	—	11,676.33
Dues And Subscriptions		14,164.01	—	—	14,164.01
Employee Reimbursements - collections exp		237.35	—	—	237.35
Equipment Rental		6,639.61	—	—	6,639.61
Fixed Assets		83,085.55	—	—	83,085.55
Forms & Printing		55,008.63	—	—	55,008.63
Insurance		17,871.27	—	—	17,871.27
Meals & Entertainment		10,372.75	—	—	10,372.75
Miscellaneous		6,967.68	—	—	6,967.68
Office Expense		9,081.68	—	—	9,081.68
Postage		33,255.92	—	—	33,255.92
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		18,976.96	—	—	18,976.96
Professional Fees-Ordinary Course		38,723.42	—	—	38,723.42
Rent		191,171.24	—	—	191,171.24
Repairs & Maintenance		19,157.06	—	—	19,157.06
Seminars & Meetings		824.36	—	—	824.36
Taxes & Licenses		13,371.09	—	—	13,371.09
Telephone		64,411.36	—	—	64,411.36
Temporary Agency Staff		10,960.75	—	—	10,960.75
Travel		18,201.55	—	—	18,201.55
Utilities		46,361.27	—	—	46,361.27
Interest to Finova		365,059.80	—	—	365,059.80
Payroll Paid TTG		—	42,897.15	—	42,897.15
Payroll Paid SMC		—	2,548,748.48	—	2,548,748.48
Restructuring Officer		60,000.00	—	—	60,000.00
Credit Insurance Payments		329,633.95	—	—	329,633.95
Deposit to Lender		136,403.46	—	—	136,403.46
US Trustee		—	—	—	—
Bankruptcy Professionals		1,113,438.46	—	—	1,113,438.46
Other		92,514.94	—	—	92,514.94

Total Other Cash Disbursements		3,227,081.13	2,591,645.63	—	5,818,726.76

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		8,601,033.08	2,591,645.63	—	11,192,678.71

		22,419,472.28	—	—	22,419,472.28

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,844,867.03
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	1,844,867.03

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for July-05		Case # 03-13183
FED ID# 57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	23,664,818.92	—	22,407,116.49	402,029.45	834,517.41	(44.64)	21,200.21

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	222,166.00	—	28,225.97		178,940.03	—	15,000.00
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	222,166.00	—	28,225.97	—	178,940.03	—	15,000.00

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(51,763.25)	—	(2,000,000.00)	(8,217.00)	1,926,826.12	29,627.63	—
	—
	—					—

Total Cash receipts	170,402.75	—	(1,971,774.03)	(8,217.00)	2,105,766.15	29,627.63	15,000.00

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	25,627.11		64.04	10.00	25,553.07	—
Claims Funding*	—				—
Company Auto	—				—
Computer Costs	4,210.50				4,210.50
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	(2,299.27)				(2,299.27)
Meals & Entertainment	164.95				164.95
Miscellaneous	3,417.00				3,417.00
Office Expense	2,525.38				2,525.38
Postage	126.03				126.03
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	36,786.37				36,786.37
Rent	4,626.00				4,626.00
Repairs & Maintenance	145.00				145.00
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	625.17				625.17
Telephone	1,559.36				1,559.36
Temporary Agency Staff	350.00				350.00
Travel	25.79				25.79
Utilities	512.98				512.98
Interest to Finova	365,059.80				365,059.80
Payroll Paid TTG	29,582.99					29,582.99
Payroll Paid SMC	—
Restructuring Officer	60,000.00				60,000.00
Insurance Renewal	(77.31)				(77.31)
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	136,403.46				136,403.46
US Trustee	—
Bankruptcy Professionals	1,113,438.46				1,113,438.46
Other	62,057.26				62,057.26

Total Other Cash Disbursements	1,844,867.03	—	64.04	10.00	1,815,210.00	29,582.99	—

TOTAL ALL CASH DISBURSEMENTS	1,844,867.03	—	64.04	10.00	1,815,210.00	29,582.99	—

	21,990,354.64	—	20,435,278.42	393,802.45	1,125,073.56	—	36,200.21

Book Balance per bank rec.	21,990,354.64	—	20,435,278.42	393,802.45	1,125,073.56	—	36,200.21

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	23,664,818.92	—	—	23,664,818.92

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	222,166.00	—	—	222,166.00

Proceeds from the sales of the TICO Assets

SUBTOTAL	222,166.00	—	—	222,166.00

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(51,763.25)	—	—	(51,763.25)
			—	—
	—	—	—	—

Total Cash receipts	170,402.75	—	—	170,402.75

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	25,627.11	—	—	25,627.11
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	4,210.50	—	—	4,210.50
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	(2,299.27)	—	—	(2,299.27)
Meals & Entertainment	164.95	—	—	164.95
Miscellaneous	3,417.00	—	—	3,417.00
Office Expense	2,525.38	—	—	2,525.38
Postage	126.03	—	—	126.03
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	36,786.37	—	—	36,786.37
Rent	4,626.00	—	—	4,626.00
Repairs & Maintenance	145.00	—	—	145.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	625.17	—	—	625.17
Telephone	1,559.36	—	—	1,559.36
Temporary Agency Staff	350.00	—	—	350.00
Travel	25.79	—	—	25.79
Utilities	512.98	—	—	512.98
Interest to Finova	365,059.80	—	—	365,059.80
Payroll Paid TTG	—	29,582.99	—	29,582.99
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	(77.31)	—	—	(77.31)
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	136,403.46	—	—	136,403.46
US Trustee	—	—	—	—
Bankruptcy Professionals	1,113,438.46	—	—	1,113,438.46
Other	62,057.26	—	—	62,057.26

Total Other Cash Disbursements	1,815,284.04	29,582.99	—	1,844,867.03

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,815,284.04	29,582.99	—	1,844,867.03

	22,019,937.63	(29,582.99)	—	21,990,354.64

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll

Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for July-05
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for July-05
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(5,583.29)	7,034.47	(12,617.76)			(5,583.29)	—	—	(5,583.29)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	(5,583.29)	7,034.47	(12,617.76)	—		(5,583.29)	—	—	(5,583.29)

Book Balance per bank rec.	(5,583.29)	7,034.47	(12,617.76)

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No.	03-13185	Case No.	03-13185
Monthly Court Report for July-05
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM			—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case #	03-13187	Case No.	03-13187
Monthly Court Report for July-05
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,538.85	7,538.85	—		7,538.85	—	—	7,538.85
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,538.85	7,538.85	—	—	7,538.85	—	—	7,538.85

Cash Disbursements - Loans

Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commerical Lending	Case #	03-13188	Case No.	03-13188
Monthly Court Report for July-05
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for July-05
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for July-05
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(1,355.94)	—	—	—	—	—	(0.00)	—	—	—	(1,355.94)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	5,747.43	—	—	—	—	—	5,747.43	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	33.34	—	—	—	—	—	—	—	33.34	—	—

SUBTOTAL	5,780.77	—	—	—	—	—	5,747.43	—	33.34	—	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	8,917.05	—	(100.90)	(491.20)	—	—	(5,510.08)	—	(33.34)	—	15,052.57
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	14,697.82	—	(100.90)	(491.20)	—	—	237.35	—	—	—	15,052.57

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(1,372.84)	—	(100.90)	(491.20)	—	—	—	—	—	—	(780.74)

Subtotal - Loans	(1,372.84)	—	(100.90)	(491.20)	—	—	—	—	—	—	(780.74)

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	—	—	—	—	—	—	—	—	—	—	—
Dues And Subscriptions	341.00	—	—	—	—	—	—	—	—	—	341.00
Employee Reimbursements - collections exp	237.35	—	—	—	—	—	237.35	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—	—	—	—	—	—
Postage	457.56	—	—	—	—	—	—	—	—	—	457.56
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	983.95	—	—	—	—	—	—	—	—	—	983.95
Rent	57.50	—	—	—	—	—	—	—	—	—	57.50
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	174.49	—	—	—	—	—	—	—	—	—	174.49
Telephone	—	—	—	—	—	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—	—	—	—
Utilities	134.81	—	—	—	—	—	—	—	—	—	134.81
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	13,314.16	—	—	—	—	—	—	—	—	—	13,314.16
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	15,700.82	—	—	—	—	—	237.35	—	—	—	15,463.47

TOTAL ALL CASH DISBURSEMENTS	14,327.98	—	(100.90)	(491.20)	—	—	237.35	—	—	—	14,682.73

			—	—	—	—	—	—	—	—	—

	(986.10)	—	—	—	—	—	(0.00)	—	—	—	(986.10)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(986.10)	—	—	—	—	—	(0.00)	0.00	—	—	(986.10)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP			Case No. —
Monthly Court Report for
FED ID#
	Operating	Payroll	Other	Total
Beginning Cash Position	(1,355.94)	—	—	(1,355.94)

		—	—	—
TICO Cash Collected	5,747.43	—	—	5,747.43
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	33.34	—	—	33.34

SUBTOTAL	5,780.77	—	—	5,780.77

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,397.11)	13,314.16	—	8,917.05
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,383.66	13,314.16	—	14,697.82

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(1,372.84)			(1,372.84)

Subtotal - Loans	(1,372.84)			(1,372.84)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	341.00	—	—	341.00
Employee Reimbursements - collections exp	237.35	—	—	237.35
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	457.56	—	—	457.56
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	983.95	—	—	983.95
Rent	57.50	—	—	57.50
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	174.49	—	—	174.49
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	134.81	—	—	134.81
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	13,314.16	—	13,314.16
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	2,386.66	13,314.16	—	15,700.82

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,013.82	13,314.16	—	14,327.98

	(986.10)	—	—	(986.10)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101		WACHOVIA #2000014826087						Case No. —
Monthly Court Report for July-05
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,355.94)	—	—							(1,355.94)	(1,355.94)	—	—	(1,355.94)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,383.66	—	(100.90)	(491.20)	—	—	237.35	—	—	1,738.41	1,383.66	—	—	1,383.66
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	1,383.66	—	(100.90)	(491.20)	—	—	237.35	—	—	1,738.41	1,383.66	—	—	1,383.66

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(1,372.84)		(100.90)	(491.20)						(780.74)	(1,372.84)			(1,372.84)

Subtotal - Loans	(1,372.84)	—	(100.90)	(491.20)	—	—	—	—	—	(780.74)	(1,372.84)			(1,372.84)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	341.00									341.00	341.00	—	—	341.00
Employee Reimbursements - collections exp	237.35						237.35				237.35	—	—	237.35
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—										—	—	—	—
Office Expense	—										—	—	—	—
Postage	457.56									457.56	457.56	—	—	457.56
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	983.95									983.95	983.95	—	—	983.95
Rent	57.50									57.50	57.50	—	—	57.50
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	174.49									174.49	174.49	—	—	174.49
Telephone	—										—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	134.81									134.81	134.81	—	—	134.81
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	2,386.66	—	—	—	—	—	237.35	—	—	2,149.31	2,386.66	—	—	2,386.66

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,013.82	—	(100.90)	(491.20)	—	—	237.35	—	—	1,368.57	1,013.82	—	—	1,013.82

			—	—	—	—	—	—	—	—

	(986.10)	—	—	—	—	—	—	—	—	(986.10)	(986.10)	—	—	(986.10)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(986.10)		—							(986.10)

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	14,682.73
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$14,682.73

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for July-05
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,355.94)	(1,355.94)	—		(1,355.94)	—		(1,355.94)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	15,052.57	1,738.41	13,314.16		1,738.41	13,314.16	—	15,052.57
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	15,052.57	1,738.41	13,314.16	—	1,738.41	13,314.16	—	15,052.57

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	(780.74)	(780.74)			(780.74)			(780.74)

Subtotal - Loans	(780.74)	(780.74)	—		(780.74)	—	—	(780.74)

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	341.00	341.00			341.00	—	—	341.00
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	457.56	457.56			457.56	—	—	457.56
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	983.95	983.95			983.95	—	—	983.95
Rent	57.50	57.50			57.50	—	—	57.50
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	174.49	174.49			174.49	—	—	174.49
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	134.81	134.81			134.81	—	—	134.81
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	13,314.16	—	13,314.16		—	13,314.16	—	13,314.16
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	15,463.47	2,149.31	13,314.16	—	2,149.31	13,314.16	—	15,463.47

TOTAL ALL CASH DISBURSEMENTS	14,682.73	1,368.57	13,314.16	—	1,368.57	13,314.16	—	14,682.73

	(986.10)	(986.10)	—	—	(986.10)	—	—	(986.10)

Book Balance per bank rec.	(986.10)	(986.10)	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for July-05
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for July-05
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	33.34	33.34			33.34	—	—	33.34

SUBTOTAL	33.34	33.34	—		33.34	—	—	33.34

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(33.34)	(33.34)	—		(33.34)	—	—	(33.34)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No. 03-13196					Case No. 03-13196
Monthly Court Report for July-05
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—
Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No. 03-13193				Case No. 03-13193
Monthly Court Report for July-05
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(491.20)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$(491.20)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-DELAWARE							Case No. 03-13182
Monthly Court Report for	July-05
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(491.20)	(491.20)	—		(491.20)	—	—	(491.20)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(491.20)	(491.20)	—	—	(491.20)	—	—	(491.20)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	(491.20)	(491.20)			(491.20)			(491.20)

Subtotal - Loans	(491.20)	(491.20)	—		(491.20)	—	—	(491.20)

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(491.20)	(491.20)	—	—	(491.20)	—	—	(491.20)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(100.90)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$(100.90)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199			Case No. 03-13199
Monthly Court Report for July-05
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(100.90)	(100.90)	—		(100.90)	—	—	(100.90)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(100.90)	(100.90)	—		(100.90)	—	—	(100.90)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	(100.90)	(100.90)			(100.90)			(100.90)

Subtotal - Loans	(100.90)	(100.90)	—		(100.90)	—	—	(100.90)

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	(100.90)	(100.90)	—	—	(100.90)	—	—	(100.90)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	237.35
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$237.35

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No. 03-13200					Case No. 03-13200
Monthly Court Report for July-05
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	5,747.43	5,747.43			5,747.43	—	—	5,747.43
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	5,747.43	5,747.43	—	—	5,747.43	—	—	5,747.43

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(5,510.08)	(5,510.08)	—		(5,510.08)	—	—	(5,510.08)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	237.35	237.35	—	—	237.35	—	—	237.35

Cash Disbursements - Loans

Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	237.35	237.35			237.35	—	—	237.35
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	237.35	237.35	—	—	237.35	—	—	237.35

—

TOTAL ALL CASH DISBURSEMENTS	237.35	237.35	—	—	237.35	—	—	237.35

	(0.00)	0.00	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery		Case # 03-13190					Case No. 03-13190
Monthly Court Report for July-05
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No. 03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for July-05
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—	—	—	—
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—	—	—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No. 03-13203					Case No. 03-13203
Monthly Court Report for July-05
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DIS- BURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case # 03-13197								Case No. 03-13197
Monthly Court Report for July-05
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case # 03-13198								Case No. 03-13198
Monthly Court Report for July-05
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case # 03-13202							Case No. 03-13202
Monthly Court Report for July-05
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No. 03-13204								Case No. 03-13204
Monthly Court Report for July-05
FED ID# 57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.					—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No. -
Monthly Court Report for July-05
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	444,517.17	49,106.89	267,481.76	314,342.00	22,898.59	—	83,276.75	(292,588.82)	444,517.17	—	—	444,517.17

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,281,612.54	276,525.11	2,393,915.19	2,264,101.24	1,084,015.19	1,172,449.32	874,259.46	1,216,347.03	9,281,612.54	—	—	9,281,612.54
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	194.82	—	—	—	—	—	—	194.82	194.82	—	—	194.82

SUBTOTAL	9,281,807.36	276,525.11	2,393,915.19	2,264,101.24	1,084,015.19	1,172,449.32	874,259.46	1,216,541.85	9,281,807.36	—	—	9,281,807.36

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,548,748.48)	2,548,748.48	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	42,846.20	204,864.40	(43,850.29)	291,430.78	382,095.03	93,686.68	108,235.56	(993,615.96)	42,846.20	—	—	42,846.20
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,324,653.56	481,389.51	2,350,064.90	2,555,532.02	1,466,110.22	1,266,136.00	982,495.02	222,925.89	6,775,905.08	2,548,748.48	—	9,324,653.56

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	5,099,021.50	186,728.52	1,529,782.88	1,357,127.38	722,039.15	724,934.21	578,409.36	—	5,099,021.50			5,099,021.50
Expenses related to Loans	276,303.29	10,747.49	59,008.52	87,654.22	54,276.90	35,940.69	28,675.47	—	276,303.29			276,303.29

Subtotal - Loans	5,375,324.79	197,476.01	1,588,791.40	1,444,781.60	776,316.05	760,874.90	607,084.83	—	5,375,324.79			5,375,324.79

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	184,700.78	5,401.66	23,561.68	18,285.93	15,481.43	10,323.12	13,597.78	98,049.18	184,700.78			184,700.78
Bank Charges	21,997.55	—	—	—	—	—	—	21,997.55	21,997.55	—	—	21,997.55
Claims Funding*	213,825.65	1,083.89	31,016.55	83,095.77	8,593.01	13,829.29	10,254.29	65,952.85	213,825.65			213,825.65
Company Auto	13,436.90	220.87	5,945.23	3,106.51	1,811.45	—	450.80	1,902.04	13,436.90	—	—	13,436.90
Computer Costs	7,465.83	123.50	702.95	772.79	732.07	1,182.43	132.72	3,819.37	7,465.83	—	—	7,465.83
Dues And Subscriptions	13,823.01	—	237.00	5,905.16	—	2,285.55	4,748.30	647.00	13,823.01	—	—	13,823.01
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	6,639.61	—	77.14	—	—	—	—	6,562.47	6,639.61	—	—	6,639.61
Fixed Assets	83,085.55	—	—	935.00	2,318.03	—	9,923.94	69,908.58	83,085.55	—	—	83,085.55
Forms & Printing	55,008.63	2,225.74	16,687.44	11,247.87	5,187.69	6,566.25	4,157.61	8,936.03	55,008.63	—	—	55,008.63
Insurance	20,170.54	453.46	3,942.51	2,796.10	1,649.01	1,761.51	1,132.39	8,435.56	20,170.54	—	—	20,170.54
Meals & Entertainment	10,207.80	339.67	1,872.45	3,447.50	1,146.05	218.06	419.68	2,764.39	10,207.80	—	—	10,207.80
Miscellaneous	3,550.68	78.88	954.00	938.80	535.50	404.30	639.20	—	3,550.68	—	—	3,550.68
Office Expense	6,556.30	180.08	2,174.82	924.62	421.65	511.35	648.41	1,695.37	6,556.30	—	—	6,556.30
Postage	32,672.33	356.10	5,477.94	9,205.87	3,434.76	4,335.41	3,066.67	6,795.58	32,672.33	—	—	32,672.33
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	18,976.96	946.64	6,389.82	4,259.88	2,603.26	2,603.26	2,011.61	162.49	18,976.96	—	—	18,976.96
Professional Fees-Ordinary Course	953.10	—	—	435.10	518.00	—	—	—	953.10	—	—	953.10
Rent	186,487.74	6,524.77	59,817.95	36,732.75	24,567.88	19,413.73	20,900.70	18,529.96	186,487.74	—	—	186,487.74
Repairs & Maintenance	19,012.06	423.68	5,222.23	5,485.93	3,315.27	2,641.63	1,794.94	128.38	19,012.06	—	—	19,012.06
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	824.36	—	—	360.00	304.40	—	—	159.96	824.36	—	—	824.36
Taxes & Licenses	12,571.43	75.00	147.72	1,042.89	5,386.52	2,176.75	3,267.98	474.57	12,571.43	—	—	12,571.43
Telephone	62,852.00	2,021.28	8,301.19	20,976.03	10,088.28	9,112.22	6,032.78	6,320.22	62,852.00	—	—	62,852.00
Temporary Agency Staff	10,610.75	27.50	1,800.00	—	—	—	—	8,783.25	10,610.75	—	—	10,610.75
Travel	18,175.76	543.53	1,773.09	663.38	3,140.98	452.67	4,324.55	7,277.56	18,175.76	—	—	18,175.76
Utilities	45,713.48	2,540.67	17,623.99	9,382.60	6,912.23	4,841.05	4,412.94	—	45,713.48	—	—	45,713.48
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,548,748.48	238,581.14	420,681.26	593,314.06	453,552.44	345,338.34	237,311.94	259,969.30	—	2,548,748.48	—	2,548,748.48
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	329,633.95	—	—	136,061.97	123,394.45	70,177.53	—	—	329,633.95	—	—	329,633.95
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	30,457.68	959.12	10,307.45	2,135.87	2,672.86	7,086.65	641.65	6,654.08	30,457.68	—	—	30,457.68

Total Other Cash Disbursements	3,958,158.91	263,107.18	624,714.41	951,512.38	677,767.22	505,261.10	329,870.88	605,925.74	1,409,410.43	2,548,748.48	—	3,958,158.91

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,333,483.70	460,583.19	2,213,505.81	2,396,293.98	1,454,083.27	1,266,136.00	936,955.71	605,925.74	6,784,735.22	2,548,748.48	—	9,333,483.70

			—

	435,687.03	69,913.21	404,040.85	473,580.04	34,925.54	—	128,816.06	(675,588.67)	435,687.03	—	—	435,687.03

Book Balance per bank rec.	435,687.03	69,913.21	404,040.85	473,580.04	34,925.54	—	128,816.06	(675,588.67)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated
Monthly Court Report for July-05			Wachovia 2000014825127
FED ID#			ACCOUNT #2079900430903

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	—	—	—	—	—	—

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,448,998.10	420,836.45	2,102,174.39	2,054,518.42	1,271,246.95	1,107,775.80	822,415.17	(329,969.08)
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	7,448,998.10	420,836.45	2,102,174.39	2,054,518.42	1,271,246.95	1,107,775.80	822,415.17	(329,969.08)

Cash Disbursements - Loans

Loan Proceeds Checks	5,099,021.50	186,728.52	1,529,782.88	1,357,127.38	722,039.15	724,934.21	578,409.36
Expenses related to Loans	276,303.29	10,747.49	59,008.52	87,654.22	54,276.90	35,940.69	28,675.47

Subtotal - Loans	5,375,324.79	197,476.01	1,588,791.40	1,444,781.60	776,316.05	760,874.90	607,084.83	—

Cash Disbursements - Other
Advertising	184,700.78	5,401.66	23,561.68	18,285.93	15,481.43	10,323.12	13,597.78	98,049.18
Bank Charges	21,997.55							21,997.55
Claims Funding*	213,825.65	1,083.89	31,016.55	83,095.77	8,593.01	13,829.29	10,254.29	65,952.85
Company Auto	13,436.90	220.87	5,945.23	3,106.51	1,811.45		450.80	1,902.04
Computer Costs	7,465.83	123.50	702.95	772.79	732.07	1,182.43	132.72	3,819.37
Dues And Subscriptions	13,823.01		237.00	5,905.16		2,285.55	4,748.30	647.00
Employee Reimbursements - collections exp	—
Equipment Rental	6,639.61		77.14					6,562.47
Fixed Assets	83,085.55			935.00	2,318.03		9,923.94	69,908.58
Forms & Printing	55,008.63	2,225.74	16,687.44	11,247.87	5,187.69	6,566.25	4,157.61	8,936.03
Insurance	20,170.54	453.46	3,942.51	2,796.10	1,649.01	1,761.51	1,132.39	8,435.56
Meals & Entertainment	10,207.80	339.67	1,872.45	3,447.50	1,146.05	218.06	419.68	2,764.39
Miscellaneous	3,550.68	78.88	954.00	938.80	535.50	404.30	639.20
Office Expense	6,556.30	180.08	2,174.82	924.62	421.65	511.35	648.41	1,695.37
Postage	32,672.33	356.10	5,477.94	9,205.87	3,434.76	4,335.41	3,066.67	6,795.58
Prepaid Expenses	—
Prepaid Software ABS	18,976.96	946.64	6,389.82	4,259.88	2,603.26	2,603.26	2,011.61	162.49
Professional Fees-Ordinary Course	953.10			435.10	518.00
Rent	186,487.74	6,524.77	59,817.95	36,732.75	24,567.88	19,413.73	20,900.70	18,529.96
Repairs & Maintenance	19,012.06	423.68	5,222.23	5,485.93	3,315.27	2,641.63	1,794.94	128.38
Roadgard	—
Seminars & Meetings	824.36			360.00	304.40			159.96
Taxes & Licenses	12,571.43	75.00	147.72	1,042.89	5,386.52	2,176.75	3,267.98	474.57
Telephone	62,852.00	2,021.28	8,301.19	20,976.03	10,088.28	9,112.22	6,032.78	6,320.22
Temporary Agency Staff	10,610.75	27.50	1,800.00					8,783.25
Travel	18,175.76	543.53	1,773.09	663.38	3,140.98	452.67	4,324.55	7,277.56
Utilities	45,713.48	2,540.67	17,623.99	9,382.60	6,912.23	4,841.05	4,412.94
Interest to Finova	—
Payroll Paid TTG	—
	1,477,932.17	198,834.40	309,349.84	251,538.50	270,716.12	186,978.14	122,771.40	137,743.77
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	329,633.95			136,061.97	123,394.45	70,177.53
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	30,457.68	959.12	10,307.45	2,135.87	2,672.86	7,086.65	641.65	6,654.08

Total Other Cash Disbursements	2,887,342.60	223,360.44	513,382.99	609,736.82	494,930.90	346,900.90	215,330.34	483,700.21

TOTAL ALL CASH DISBURSEMENTS	8,262,667.39	420,836.45	2,102,174.39	2,054,518.42	1,271,246.95	1,107,775.80	822,415.17	483,700.21

	(813,669.29)	—	—	—	—	—	—	(813,669.29)

Book Balance per bank rec.		—	—		—	—		(1,024,580.15)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								460,583.19
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$460,583.19

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No. 03-13208
Monthly Court Report for July-05
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	49,106.89	8,774.33	1,518.96	6,408.49	5,579.12	7,154.27	—	—

	—
TICO Cash Collected	—
SM Cash Collected	276,525.11	28,974.54	21,476.11	31,857.51	29,404.23	36,698.04	22,532.36
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	276,525.11	28,974.54	21,476.11	31,857.51	29,404.23	36,698.04	22,532.36	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	204,864.40	(23,758.21)	(18,794.48)	(30,594.49)	(27,567.55)	(33,709.53)	398,304.09	39,746.74
	—
	—
	—
	—

Total Cash Receipts and Transfers	481,389.51	5,216.33	2,681.63	1,263.02	1,836.68	2,988.51	420,836.45	39,746.74

Cash Disbursements - Loans

Loan Proceeds Checks	186,728.52						186,728.52
Expenses related to Loans	10,747.49						10,747.49

Subtotal -Loans	197,476.01	—	—	—	—	—	197,476.01	—

Cash Disbursements - Other	—
Advertising	5,401.66						5,401.66
Bank Charges	—						—
Claims Funding*	1,083.89						1,083.89
Company Auto	220.87						220.87
Computer Costs	123.50						123.50
Dues And Subscriptions	—						—
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	—						—
Forms & Printing	2,225.74						2,225.74
Insurance	453.46						453.46
Meals & Entertainment	339.67						339.67
Miscellaneous	78.88						78.88
Office Expense	180.08						180.08
Postage	356.10						356.10
Prepaid Expenses	—						—
Prepaid Software ABS	946.64						946.64
Professional Fees-Ordinary Course	—						—
Rent	6,524.77						6,524.77
Repairs & Maintenance	423.68						423.68
Roadgard	—						—
Seminars & Meetings	—						—
Taxes & Licenses	75.00						75.00
Telephone	2,021.28						2,021.28
Temporary Agency Staff	27.50						27.50
Travel	543.53						543.53
Utilities	2,540.67						2,540.67
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	238,581.14						198,834.40	39,746.74
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	959.12						959.12

Total Other Cash Disbursements	263,107.18	—	—	—	—	—	223,360.44	39,746.74

TOTAL ALL CASH DISBURSEMENTS	460,583.19	—	—	—	—	—	420,836.45	39,746.74

	69,913.21	13,990.66	4,200.59	7,671.51	7,415.80	10,142.78	—	—

Ending Bank Balance per bank rec.	69,913.21	13,990.66	4,200.59	7,671.51	7,415.80	10,142.78

	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other	Total
Beginning Cash Position	6,849.29	7,452.28	5,370.15		49,106.89	—	—	49,106.89

					—	—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected	42,503.88	26,642.21	36,436.23		276,525.11	—	—	276,525.11
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	42,503.88	26,642.21	36,436.23	—	276,525.11	—	—	276,525.11

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(41,185.29)	(25,111.22)	(32,465.66)		204,864.40	—	—	204,864.40
					—	—	—	—
					—	—	—	—
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	1,318.59	1,530.99	3,970.57	—	441,642.77	39,746.74	—	481,389.51

					—	—		—
Cash Disbursements - Loans					—	—		—
					—	—		—
Loan Proceeds Checks					186,728.52	—		186,728.52
Expenses related to Loans					10,747.49	—		10,747.49

Subtotal - Loans	—	—	—		197,476.01	—	—	197,476.01

					—	—		—
					—	—		—
Cash Disbursements - Other					—	—		—
Advertising					5,401.66	—		5,401.66
Bank Charges					—	—	—	—
Claims Funding*					1,083.89	—		1,083.89
Company Auto					220.87	—	—	220.87
Computer Costs					123.50	—	—	123.50
Dues And Subscriptions					—	—	—	—
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					—	—	—	—
Forms & Printing					2,225.74	—	—	2,225.74
Insurance					453.46	—	—	453.46
Meals & Entertainment					339.67	—	—	339.67
Miscellaneous					78.88	—	—	78.88
Office Expense					180.08	—	—	180.08
Postage					356.10	—	—	356.10
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					946.64	—	—	946.64
Professional Fees-Ordinary Course					—	—	—	—
Rent					6,524.77	—	—	6,524.77
Repairs & Maintenance					423.68	—	—	423.68
Roadgard					—	—	—	—
Seminars & Meetings					—	—	—	—
Taxes & Licenses					75.00	—	—	75.00
Telephone					2,021.28	—	—	2,021.28
Temporary Agency Staff					27.50	—	—	27.50
Travel					543.53	—	—	543.53
Utilities					2,540.67	—	—	2,540.67
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC					198,834.40	39,746.74	—	238,581.14
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					—	—	—	—
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					959.12	—	—	959.12

Total Other Cash Disbursements	—	—	—		223,360.44	39,746.74	—	263,107.18

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		420,836.45	39,746.74	—	460,583.19

								—

	8,167.88	8,983.27	9,340.72		69,913.21	—	—	69,913.21

Ending Bank Balance per bank rec.	8,167.88	8,983.27	9,340.72

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								2,396,293.98
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$2,396,293.98

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance-SC	Case #	03-13212	Case No.	03-13212
Monthly Court Report for July-05
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	314,342.00	6,073.29	6,360.69	5,969.51	244,834.40	11,506.72		—

	—
TICO Cash Collected	—
SM Cash Collected	2,264,101.24	38,735.76	54,461.64	46,069.33	1,715,511.64	83,552.26	52,550.63
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,264,101.24	38,735.76	54,461.64	46,069.33	1,715,511.64	83,552.26	52,550.63	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	291,430.78	(37,269.66)	(51,093.18)	(43,660.28)	(1,584,857.69)	(80,959.94)	2,001,967.79	341,775.56
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,555,532.02	1,466.10	3,368.46	2,409.05	130,653.95	2,592.32	2,054,518.42	341,775.56

Cash Disbursements - Loans

Loan Proceeds Checks	1,357,127.38						1,357,127.38
Expenses related to Loans	87,654.22						87,654.22

Subtotal - Loans	1,444,781.60						1,444,781.60

Cash Disbursements - Other
Advertising	18,285.93						18,285.93
Bank Charges	—
Claims Funding*	83,095.77						83,095.77
Company Auto	3,106.51						3,106.51
Computer Costs	772.79						772.79
Dues And Subscriptions	5,905.16						5,905.16
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	935.00						935.00
Forms & Printing	11,247.87						11,247.87
Insurance	2,796.10						2,796.10
Meals & Entertainment	3,447.50						3,447.50
Miscellaneous	938.80						938.80
Office Expense	924.62						924.62
Postage	9,205.87						9,205.87
Prepaid Expenses	—						—
Prepaid Software ABS	4,259.88						4,259.88
Professional Fees-Ordinary Course	435.10						435.10
Rent	36,732.75						36,732.75
Repairs & Maintenance	5,485.93						5,485.93
Roadgard	—						—
Seminars & Meetings	360.00						360.00
Taxes & Licenses	1,042.89						1,042.89
Telephone	20,976.03						20,976.03
Temporary Agency Staff	—						—
Travel	663.38						663.38
Utilities	9,382.60						9,382.60
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	593,314.06						251,538.50	341,775.56
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	136,061.97						136,061.97
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	2,135.87						2,135.87

Total Other Cash Disbursements	951,512.38	—	—	—	—	—	609,736.82	341,775.56

TOTAL ALL CASH DISBURSEMENTS	2,396,293.98	—	—	—	—	—	2,054,518.42	341,775.56

	473,580.04	7,539.39	9,729.15	8,378.56	375,488.35	14,099.04	—	—

Book Balance per bank rec.	473,580.04	7,539.39	9,729.15	8,378.56	375,488.35	14,099.04

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	7,064.34	6,641.12	25,891.93	314,342.00	—	—	314,342.00

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	53,281.08	50,275.12	169,663.78	2,264,101.24	—	—	2,264,101.24
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	53,281.08	50,275.12	169,663.78	2,264,101.24	—	—	2,264,101.24

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(48,180.67)	(46,349.54)	(159,941.61)	(50,344.78)	341,775.56	—	291,430.78
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	5,100.41	3,925.58	9,722.17	2,213,756.46	341,775.56	—	2,555,532.02

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,357,127.38			1,357,127.38
Expenses related to Loans				87,654.22			87,654.22

Subtotal - Loans				1,444,781.60			1,444,781.60

				—
				—
Cash Disbursements - Other				—
Advertising				18,285.93			18,285.93
Bank Charges				—	—	—	—
Claims Funding*				83,095.77			83,095.77
Company Auto				3,106.51	—	—	3,106.51
Computer Costs				772.79	—	—	772.79
Dues And Subscriptions				5,905.16	—	—	5,905.16
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				935.00	—	—	935.00
Forms & Printing				11,247.87	—	—	11,247.87
Insurance				2,796.10	—	—	2,796.10
Meals & Entertainment				3,447.50	—	—	3,447.50
Miscellaneous				938.80	—	—	938.80
Office Expense				924.62	—	—	924.62
Postage				9,205.87	—	—	9,205.87
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				4,259.88	—	—	4,259.88
Professional Fees-Ordinary Course				435.10	—	—	435.10
Rent				36,732.75	—	—	36,732.75
Repairs & Maintenance				5,485.93	—	—	5,485.93
Roadgard				—	—	—	—
Seminars & Meetings				360.00	—	—	360.00
Taxes & Licenses				1,042.89	—	—	1,042.89
Telephone				20,976.03	—	—	20,976.03
Temporary Agency Staff				—	—	—	—
Travel				663.38	—	—	663.38
Utilities				9,382.60	—	—	9,382.60
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				251,538.50	341,775.56	—	593,314.06
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				136,061.97	—	—	136,061.97
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				2,135.87	—	—	2,135.87

Total Other Cash Disbursements	—	—	—	951,512.38	—	—	951,512.38

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	2,054,518.42	341,775.56	—	2,396,293.98

	12,164.75	10,566.70	35,614.10	473,580.04	—	—	473,580.04

Book Balance per bank rec.	12,164.75	10,566.70	35,614.10

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,213,505.81
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,213,505.81

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas				Case # 03-13211
Monthly Court Report for July-05
FED ID# 57-1002963				Texas State Bank

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488
Beginning Cash Position	267,481.76	3,910.02	8,286.07	6,987.20	5,771.00	5,956.93	5,382.18	7,230.10

	—
TICO Cash Collected	—
SM Cash Collected	2,393,915.19	42,526.44	49,965.81	41,563.38	55,543.70	38,968.71	63,560.93	47,866.54
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,393,915.19	42,526.44	49,965.81	41,563.38	55,543.70	38,968.71	63,560.93	47,866.54

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(43,850.29)	(38,736.75)	(46,752.96)	(39,540.07)	(52,936.20)	(36,017.23)	(56,423.33)	(44,449.67)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,350,064.90	3,789.69	3,212.85	2,023.31	2,607.50	2,951.48	7,137.60	3,416.87

Cash Disbursements - Loans

Loan Proceeds Checks	1,529,782.88
Expenses related to Loans	59,008.52

Subtotal - Loans	1,588,791.40	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	23,561.68
Bank Charges	—
Claims Funding*	31,016.55
Company Auto	5,945.23
Computer Costs	702.95
Dues And Subscriptions	237.00
Employee Reimbursements - collections exp	—
Equipment Rental	77.14
Fixed Assets	—
Forms & Printing	16,687.44
Insurance	3,942.51
Meals & Entertainment	1,872.45
Miscellaneous	954.00
Office Expense	2,174.82
Postage	5,477.94
Prepaid Expenses	—
Prepaid Software ABS	6,389.82
Professional Fees-Ordinary Course	—
Rent	59,817.95
Repairs & Maintenance	5,222.23
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	147.72
Telephone	8,301.19
Temporary Agency Staff	1,800.00
Travel	1,773.09
Utilities	17,623.99
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	10,307.45

Total Other Cash Disbursements	624,714.41	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,213,505.81	—	—	—	—	—	—	—

	404,040.85	7,699.71	11,498.92	9,010.51	8,378.50	8,908.41	12,519.78	10,646.97

Book Balance per bank rec.	404,040.85	7,699.71	11,498.92	9,010.51	8,378.50	8,908.41	12,519.78	10,646.97

	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	4,912.34	4,740.13	74,278.58	6,071.55	5,953.97	4,680.07	4,981.78

TICO Cash Collected
SM Cash Collected	28,967.09	34,408.78	552,725.80	48,099.93	33,629.08	32,750.08	33,445.54
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	28,967.09	34,408.78	552,725.80	48,099.93	33,629.08	32,750.08	33,445.54

GENERAL LEDGER DEPOSITS AND TRANSFERS	(27,558.96)	(33,040.40)	(514,024.94)	(43,350.04)	(32,964.47)	(31,305.83)	(29,971.02)

Total Cash Receipts and Transfers	1,408.13	1,368.38	38,700.86	4,749.89	664.61	1,444.25	3,474.52

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	6,320.47	6,108.51	112,979.44	10,821.44	6,618.58	6,124.32	8,456.30

Book Balance per bank rec.	6,320.47	6,108.51	112,979.44	10,821.44	6,618.58	6,124.32	8,456.30

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#		1st National

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	Guaranty Bank 380-3594567	Guaranty Bank 380-3594609	Guaranty Bank 380-3594559
Beginning Cash Position	7,818.86	6,460.33	5,453.13	6,690.01	3,507.88	7,310.74	4,867.48	5,685.16

TICO Cash Collected		—
SM Cash Collected	46,111.48	45,825.10	25,139.55	48,820.51	26,483.73	42,393.61	36,587.90	41,417.37
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	46,111.48	45,825.10	25,139.55	48,820.51	26,483.73	42,393.61	36,587.90	41,417.37

GENERAL LEDGER DEPOSITS AND TRANSFERS	(46,368.71)	(44,058.05)	(24,173.97)	(47,272.72)	(24,808.59)	(40,745.33)	(26,528.86)	(38,313.72)

Total Cash Receipts and Transfers	(257.23)	1,767.05	965.58	1,547.79	1,675.14	1,648.28	10,059.04	3,103.65

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	7,561.63	8,227.38	6,418.71	8,237.80	5,183.02	8,959.02	14,926.52	8,788.81

Book Balance per bank rec.	7,561.63	8,227.38	6,418.71	8,237.80	5,183.02	8,959.02	14,926.52	8,788.81

	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470
Beginning Cash Position	6,264.93	6,321.01	—	—	—	6,536.76	6,271.79

TICO Cash Collected
SM Cash Collected	44,770.44	33,272.29	—	524,160.53		47,128.84	44,768.66
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	44,770.44	33,272.29	—	524,160.53	—	47,128.84	44,768.66

GENERAL LEDGER DEPOSITS AND TRANSFERS	(40,486.55)	(31,379.51)	—	1,268,664.02	420,681.26	(44,352.01)	(39,580.01)

Total Cash Receipts and Transfers	4,283.89	1,892.78	—	1,792,824.55	420,681.26	2,776.83	5,188.65

Cash Disbursements - Loans
Loan Proceeds Checks				1,529,782.88
Expenses related to Loans				59,008.52

Subtotal - Loans	—	—	—	1,588,791.40	—	—	—

Cash Disbursements - Other
Advertising				23,561.68
Bank Charges	—
Claims Funding*				31,016.55
Company Auto				5,945.23
Computer Costs				702.95
Dues And Subscriptions				237.00
Employee Reimbursements - collections exp				—
Equipment Rental				77.14
Fixed Assets				—
Forms & Printing				16,687.44
Insurance				3,942.51
Meals & Entertainment				1,872.45
Miscellaneous				954.00
Office Expense				2,174.82
Postage				5,477.94
Prepaid Expenses				—
Prepaid Software ABS				6,389.82
Professional Fees-Ordinary Course				—
Rent				59,817.95
Repairs & Maintenance				5,222.23
Roadgard				—
Seminars & Meetings				—
Taxes & Licenses				147.72
Telephone				8,301.19
Temporary Agency Staff				1,800.00
Travel				1,773.09
Utilities				17,623.99
Interest to Finova				—
Payroll Paid TTG				—
Payroll Paid SMC					420,681.26
Restructuring Officer				—
Insurance Renewal				—
Voyager Payment				—
Pre-Filing Prepays				—
Deposit to Lender				—
US Trustee				—
Bankruptcy Professionals				—
Other				10,307.45

Total Other Cash Disbursements	—	—	—	204,033.15	420,681.26	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,792,824.55	420,681.26	—	—

	10,548.82	8,213.79	—	—	—	9,313.59	11,460.44

Book Balance per bank rec.	10,548.82	8,213.79	—			9,313.59	11,460.44

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas								Case No.	03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	4,117.80	4,131.90	6,851.87	5,631.08	24,419.11	267,481.76	—	—	267,481.76

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	28,102.51	40,127.70	39,937.33	48,132.37	126,713.46	2,393,915.19	—	—	2,393,915.19
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	28,102.51	40,127.70	39,937.33	48,132.37	126,713.46	2,393,915.19	—	—	2,393,915.19

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(28,388.81)	(37,464.22)	(39,732.66)	(43,316.85)	(109,153.13)	(464,531.55)	420,681.26	—	(43,850.29)
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	(286.30)	2,663.48	204.67	4,815.52	17,560.33	1,929,383.64	420,681.26	—	2,350,064.90

							—
Cash Disbursements - Loans							—
						—	—
Loan Proceeds Checks						1,529,782.88	—		1,529,782.88
Expenses related to Loans						59,008.52	—		59,008.52

Subtotal - Loans	—	—	—	—	—	1,588,791.40	—	—	1,588,791.40

							—
							—
Cash Disbursements - Other							—
Advertising						23,561.68	—	—	23,561.68
Bank Charges					—	—		—	—
Claims Funding*						31,016.55	—		31,016.55
Company Auto						5,945.23	—	—	5,945.23
Computer Costs						702.95	—	—	702.95
Dues And Subscriptions						237.00	—	—	237.00
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						77.14	—	—	77.14
Fixed Assets						—	—	—	—
Forms & Printing						16,687.44	—	—	16,687.44
Insurance						3,942.51	—	—	3,942.51
Meals & Entertainment						1,872.45	—	—	1,872.45
Miscellaneous						954.00	—	—	954.00
Office Expense						2,174.82	—	—	2,174.82
Postage						5,477.94	—	—	5,477.94
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						6,389.82	—	—	6,389.82
Professional Fees-Ordinary Course						—	—	—	—
Rent						59,817.95	—	—	59,817.95
Repairs & Maintenance						5,222.23	—	—	5,222.23
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						147.72	—	—	147.72
Telephone						8,301.19	—	—	8,301.19
Temporary Agency Staff						1,800.00	—	—	1,800.00
Travel						1,773.09	—	—	1,773.09
Utilities						17,623.99	—	—	17,623.99
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						10,307.45	—	—	10,307.45

Total Other Cash Disbursements	—	—	—	—	—	204,033.15	420,681.26	—	624,714.41

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	1,792,824.55	420,681.26	—	2,213,505.81

	3,831.50	6,795.38	7,056.54	10,446.60	41,979.44	404,040.85	—	—	404,040.85

Book Balance per bank rec.	3,831.50	6,795.38	7,056.54	10,446.60	41,979.44

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,266,136.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,266,136.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc. 03-13213						Case No. 03-13213
Monthly Court Report for July-05
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,172,449.32	1,172,449.32		1,172,449.32	—	—	1,172,449.32
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,172,449.32	1,172,449.32	—	1,172,449.32	—	—	1,172,449.32

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	93,686.68	(64,673.52)	158,360.20	(64,673.52)	158,360.20	—	93,686.68
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,266,136.00	1,107,775.80	158,360.20	1,107,775.80	158,360.20	—	1,266,136.00

Cash Disbursements - Loans

Loan Proceeds Checks	724,934.21	724,934.21		724,934.21			724,934.21
Expenses related to Loans	35,940.69	35,940.69		35,940.69			35,940.69

Subtotal - Loans	760,874.90	760,874.90	—	760,874.90	—	—	760,874.90

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	10,323.12	10,323.12		10,323.12			10,323.12
Bank Charges	—	—		—	—	—	—
Claims Funding*	13,829.29	13,829.29		13,829.29			13,829.29
Company Auto	—	—		—	—	—	—
Computer Costs	1,182.43	1,182.43		1,182.43	—	—	1,182.43
Dues And Subscriptions	2,285.55	2,285.55		2,285.55	—	—	2,285.55
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	6,566.25	6,566.25		6,566.25	—	—	6,566.25
Insurance	1,761.51	1,761.51		1,761.51	—	—	1,761.51
Meals & Entertainment	218.06	218.06		218.06	—	—	218.06
Miscellaneous	404.30	404.30		404.30	—	—	404.30
Office Expense	511.35	511.35		511.35	—	—	511.35
Postage	4,335.41	4,335.41		4,335.41	—	—	4,335.41
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	2,603.26	2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	19,413.73	19,413.73		19,413.73	—	—	19,413.73
Repairs & Maintenance	2,641.63	2,641.63		2,641.63	—	—	2,641.63
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	2,176.75	2,176.75		2,176.75	—	—	2,176.75
Telephone	9,112.22	9,112.22		9,112.22	—	—	9,112.22
Temporary Agency Staff	—	—		—	—	—	—
Travel	452.67	452.67		452.67	—	—	452.67
Utilities	4,841.05	4,841.05		4,841.05	—	—	4,841.05
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	345,338.34	186,978.14	158,360.20	186,978.14	158,360.20	—	345,338.34
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	70,177.53	70,177.53		70,177.53	—	—	70,177.53
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	7,086.65	7,086.65		7,086.65	—	—	7,086.65

Total Other Cash Disbursements	505,261.10	346,900.90	158,360.20	346,900.90	158,360.20	—	505,261.10
TOTAL ALL CASH DISBURSEMENTS	1,266,136.00	1,107,775.80	158,360.20	1,107,775.80	158,360.20	—	1,266,136.00

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,454,083.27
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,454,083.27

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case #	03-13209					Case No.	03-13209
Monthly Court Report for July-05
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	22,898.59	6,652.86	16,245.73	—	—	22,898.59	—	—	22,898.59

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,084,015.19	35,357.82	102,451.94	946,205.43		1,084,015.19	—	—	1,084,015.19
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,084,015.19	35,357.82	102,451.94	946,205.43	—	1,084,015.19	—	—	1,084,015.19

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	382,095.03	(32,655.02)	(93,127.79)	325,041.52	182,836.32	199,258.71	182,836.32	—	382,095.03
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,466,110.22	2,702.80	9,324.15	1,271,246.95	182,836.32	1,283,273.90	182,836.32	—	1,466,110.22

Cash Disbursements - Loans
						—
Loan Proceeds Checks	722,039.15			722,039.15		722,039.15			722,039.15
Expenses related to Loans	54,276.90			54,276.90		54,276.90			54,276.90

Subtotal - Loans	776,316.05	—	—	776,316.05	—	776,316.05	—	—	776,316.05

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	15,481.43			15,481.43		15,481.43			15,481.43
Bank Charges	—			—		—	—	—	—
Claims Funding*	8,593.01			8,593.01		8,593.01			8,593.01
Company Auto	1,811.45			1,811.45		1,811.45	—	—	1,811.45
Computer Costs	732.07			732.07		732.07	—	—	732.07
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements -collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	2,318.03			2,318.03		2,318.03	—	—	2,318.03
Forms & Printing	5,187.69			5,187.69		5,187.69	—	—	5,187.69
Insurance	1,649.01			1,649.01		1,649.01	—	—	1,649.01
Meals & Entertainment	1,146.05			1,146.05		1,146.05	—	—	1,146.05
Miscellaneous	535.50			535.50		535.50	—	—	535.50
Office Expense	421.65			421.65		421.65	—	—	421.65
Postage	3,434.76			3,434.76		3,434.76	—	—	3,434.76
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	2,603.26			2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	518.00			518.00		518.00	—	—	518.00
Rent	24,567.88			24,567.88		24,567.88	—	—	24,567.88
Repairs & Maintenance	3,315.27			3,315.27		3,315.27	—	—	3,315.27
Roadgard	—			—		—	—	—	—
Seminars & Meetings	304.40			304.40		304.40	—	—	304.40
Taxes & Licenses	5,386.52			5,386.52		5,386.52	—	—	5,386.52
Telephone	10,088.28			10,088.28		10,088.28	—	—	10,088.28
Temporary Agency Staff	—			—		—	—	—	—
Travel	3,140.98			3,140.98		3,140.98	—	—	3,140.98
Utilities	6,912.23			6,912.23		6,912.23	—	—	6,912.23
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	453,552.44			270,716.12	182,836.32	270,716.12	182,836.32	—	453,552.44
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	123,394.45			123,394.45		123,394.45	—	—	123,394.45
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	2,672.86			2,672.86		2,672.86	—	—	2,672.86

Total Other Cash Disbursements	677,767.22	—	—	494,930.90	182,836.32	494,930.90	182,836.32	—	677,767.22

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,454,083.27	—	—	1,271,246.95	182,836.32	1,271,246.95	182,836.32	—	1,454,083.27

	34,925.54	9,355.66	25,569.88	—	—	34,925.54	—	—	34,925.54

Book Balance per bank rec.	34,925.54	9,355.66	25,569.88

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	936,955.71
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$936,955.71

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN					Case # 03-13206				Case No.	03-13206
Monthly Court Report for July-05
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	83,276.75	5,699.50	—	—	—	77,577.25	83,276.75	—	—	83,276.75

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	874,259.46	42,413.48	—	185,793.80		646,052.18	874,259.46	—	—	874,259.46
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	874,259.46	42,413.48	—	185,793.80	—	646,052.18	874,259.46	—	—	874,259.46

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	108,235.56	(38,046.29)	—	636,621.37	114,540.54	(604,880.06)	(6,304.98)	114,540.54	—	108,235.56
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	982,495.02	4,367.19	—	822,415.17	114,540.54	41,172.12	867,954.48	114,540.54	—	982,495.02

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	578,409.36			578,409.36			578,409.36			578,409.36
Expenses related to Loans	28,675.47			28,675.47			28,675.47			28,675.47

Subtotal - Loans	607,084.83	—	—	607,084.83	—	—	607,084.83	—	—	607,084.83

							—
							—
Cash Disbursements - Other							—
Advertising	13,597.78			13,597.78			13,597.78			13,597.78
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	10,254.29			10,254.29			10,254.29			10,254.29
Company Auto	450.80			450.80			450.80	—	—	450.80
Computer Costs	132.72			132.72			132.72	—	—	132.72
Dues And Subscriptions	4,748.30			4,748.30			4,748.30	—	—	4,748.30
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	9,923.94			9,923.94			9,923.94	—	—	9,923.94
Forms & Printing	4,157.61			4,157.61			4,157.61	—	—	4,157.61
Insurance	1,132.39			1,132.39			1,132.39	—	—	1,132.39
Meals & Entertainment	419.68			419.68			419.68	—	—	419.68
Miscellaneous	639.20			639.20			639.20	—	—	639.20
Office Expense	648.41			648.41			648.41	—	—	648.41
Postage	3,066.67			3,066.67			3,066.67	—	—	3,066.67
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	2,011.61			2,011.61			2,011.61	—	—	2,011.61
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	20,900.70			20,900.70			20,900.70	—	—	20,900.70
Repairs & Maintenance	1,794.94			1,794.94			1,794.94	—	—	1,794.94
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	3,267.98			3,267.98			3,267.98	—	—	3,267.98
Telephone	6,032.78			6,032.78			6,032.78	—	—	6,032.78
Temporary Agency Staff	—			—			—	—	—	—
Travel	4,324.55			4,324.55			4,324.55	—	—	4,324.55
Utilities	4,412.94			4,412.94			4,412.94	—	—	4,412.94
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	237,311.94			122,771.40	114,540.54		122,771.40	114,540.54	—	237,311.94
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	641.65			641.65			641.65	—	—	641.65

Total Other Cash Disbursements	329,870.88	—	—	215,330.34	114,540.54	—	215,330.34	114,540.54	—	329,870.88

							—

TOTAL ALL CASH DISBURSEMENTS	936,955.71	—	—	822,415.17	114,540.54	—	822,415.17	114,540.54	—	936,955.71

	128,816.06	10,066.69	—	—	—	118,749.37	128,816.06	—	—	128,816.06

Book Balance per bank rec.	128,816.06	10,066.69	—			118,749.37

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								605,925.74
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$605,925.74

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for July-05
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(292,588.82)	101,823.49	370,136.69	(744,288.60)	(20,260.40)	(292,588.82)	—	—	(292,588.82)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,216,347.03		1,216,347.03		—	1,216,347.03	—	—	1,216,347.03
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	194.82	194.82				194.82	—	—	194.82

SUBTOTAL	1,216,541.85	194.82	1,216,347.03	—	—	1,216,541.85	—	—	1,216,541.85

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(993,615.96)		(1,328,727.09)	203,408.66	131,702.47	(1,125,318.43)	131,702.47	—	(993,615.96)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	222,925.89	194.82	(112,380.06)	203,408.66	131,702.47	91,223.42	131,702.47	—	222,925.89

Cash Disbursements - Loans

Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal -Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	98,049.18			98,049.18		98,049.18			98,049.18
Bank Charges	21,997.55			21,997.55		21,997.55	—	—	21,997.55
Claims Funding*	65,952.85			65,952.85		65,952.85			65,952.85
Company Auto	1,902.04			1,902.04		1,902.04	—	—	1,902.04
Computer Costs	3,819.37			3,819.37		3,819.37	—	—	3,819.37
Dues And Subscriptions	647.00			647.00		647.00	—	—	647.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	6,562.47			6,562.47		6,562.47	—	—	6,562.47
Fixed Assets	69,908.58			69,908.58		69,908.58	—	—	69,908.58
Forms & Printing	8,936.03			8,936.03		8,936.03	—	—	8,936.03
Insurance	8,435.56			8,435.56		8,435.56	—	—	8,435.56
Meals & Entertainment	2,764.39			2,764.39		2,764.39	—	—	2,764.39
Miscellaneous	—			—		—	—	—	—
Office Expense	1,695.37			1,695.37		1,695.37	—	—	1,695.37
Postage	6,795.58			6,795.58		6,795.58	—	—	6,795.58
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	162.49			162.49		162.49	—	—	162.49
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	18,529.96			18,529.96		18,529.96	—	—	18,529.96
Repairs & Maintenance	128.38			128.38		128.38	—	—	128.38
Roadgard	—			—		—	—	—	—
Seminars & Meetings	159.96			159.96		159.96	—	—	159.96
Taxes & Licenses	474.57			474.57		474.57	—	—	474.57
Telephone	6,320.22			6,320.22		6,320.22	—	—	6,320.22
Temporary Agency Staff	8,783.25			8,783.25		8,783.25	—	—	8,783.25
Travel	7,277.56			7,277.56		7,277.56	—	—	7,277.56
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	259,969.30			137,743.77	122,225.53	137,743.77	122,225.53	—	259,969.30
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	6,654.08			6,654.08		6,654.08	—	—	6,654.08

Total Other Cash Disbursements	605,925.74	—	—	483,700.21	122,225.53	483,700.21	122,225.53	—	605,925.74

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	605,925.74	—	—	483,700.21	122,225.53	483,700.21	122,225.53	—	605,925.74

	(675,588.67)	102,018.31	257,756.63	(1,024,580.15)	(10,783.46)	(685,065.61)	9,476.94	—	(675,588.67)

Book Balance per bank rec.	(675,588.67)	102,018.31	257,756.63	(1,024,580.15)	(10,783.46)
	—	—	—	—

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for July-05
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period July-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana -InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for July-05
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 -03-13213
THE THAXTON GROUP	Jointly Administered
Reporting Period July-05

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Proft (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period July-05

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operationas Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

7/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	2,939,222	—	—	2,939,222	73.5%	—	2,939,222	73.3%
I/B Income	—	—	—	—	—	—	—	0.0%	2,418	2,418	0.1%
Fee Income	—	—	—	450,028	—	—	450,028	11.3%	—	450,028	11.2%
Late Charges	—	—	—	231,929	—	—	231,929	5.8%	—	231,929	5.8%

Total Interest Income	—	—	—	3,621,179	—	—	3,621,179	90.5%	2,418	3,623,597	90.4%

Interest Expense	—	—	—	154,114	215,523	—	369,636	9.2%	1,271	370,907	9.2%

Net Interest Income	—	—	—	3,467,065	(215,523)	—	3,251,543	81.3%	1,147	3,252,690	81.1%

Provision for Loan Losses
P&L Recoveries	—	—	—	(49,605)	—	—	(49,605)	-1.2%	—	(49,605)	-1.2%
Reserves	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Cash	—	—	—	673,465	—	—	673,465	16.8%	—	673,465	16.8%

Total Provision	—	—	—	623,860	—	—	623,860	15.6%	—	623,860	15.6%

Net Interest included Provision	—	—	—	2,843,205	(215,523)	—	2,627,683		1,147	2,628,830

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	332,529	—	—	332,529	8.3%	9,249	341,777	8.5%
Insurance Commissions	—	—	—	(20,455)	—	—	(20,455)	-0.5%	—	(20,455)	-0.5%
Earned Insurance	—	—	—	—	—	—	—	0.0%	3,443	3,443	0.1%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	30,811	—	—	30,811	0.8%	—	30,811	0.8%
Other Income	—	—	—	(10,027)	45,539	—	35,512	0.9%	(4,371)	31,141	0.8%

Total Direct Income	—	—	—	332,857	45,539	—	378,397	9.5%	8,321	386,717	9.6%

Total Revenue	—	—	—	3,954,036	45,539	—	3,999,576	100.0%	10,739	4,010,315	100.0%

Expenses

Personnel
Salaries & Wages	—	—	—	1,204,794	46,825	—	1,251,618	31.3%	—	1,251,618	31.2%
Commissions/Bonus	—	—	—	215,303	—	—	215,303	5.4%	—	215,303	5.4%
Benefits	—	—	—	143,303	2,065	—	145,368	3.6%	—	145,368	3.6%
Taxes	—	—	—	123,146	2,385	—	125,532	3.1%	—	125,532	3.1%
Other	—	—	—	9,356	350	—	9,706	0.2%	—	9,706	0.2%

Total Personnel	—	—	—	1,695,903	51,625	—	1,747,528	43.7%	—	1,747,528	43.6%

Building
Rent	—	—	—	185,956	8,902	—	194,858	4.9%	—	194,858	4.9%
Utilities	—	—	—	47,576	659	—	48,236	1.2%	—	48,236	1.2%
Depreciation	—	—	—	63,967	4,342	—	68,308	1.7%	4,405	72,713	1.8%
Other	—	—	—	9,040	—	—	9,040	0.2%	—	9,040	0.2%

Total Building	—	—	—	306,539	13,903	—	320,443	8.0%	4,405	324,847	8.1%

Telecommunications
Telephone	—	—	—	82,299	1,559	—	83,858	2.1%	—	83,858	2.1%
Computers	—	—	—	50,675	4,552	—	55,227	1.4%	—	55,227	1.4%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	132,974	6,111	—	139,085	3.5%	—	139,085	3.5%

Advertising	—	—	—	137,699	—	—	137,699	3.4%	—	137,699	3.4%
Reinsurance Claims Expense	—	—	—	(4,237)	—	—	(4,237)	-0.1%	12,048	7,811	0.2%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	5,107	5,107	0.1%
Professional Fees	—	—	—	41,745	1,210,012	—	1,251,757	31.3%	—	1,251,757	31.2%
Collection Expense	—	—	—	1,409	—	—	1,409	0.0%	1,221	2,630	0.1%
Travel	—	—	—	81,571	191	—	81,762	2.0%	—	81,762	2.0%
Office Expense	—	—	—	102,073	3,288	—	105,361	2.6%	—	105,361	2.6%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	10,765	—	—	10,765	0.3%	—	10,765	0.3%
Taxes & Licenses	—	—	—	28,009	625	—	28,634	0.7%	—	28,634	0.7%
Other	—	—	—	66,737	3,509	—	70,246	1.8%	(7,906)	62,340	1.6%

Total Other Expense	—	—	—	207,584	7,422	—	215,005	5.4%	(7,906)	207,099	5.2%

Total Direct Expense	—	—	—	3,379,160	1,504,787	—	4,883,947	122.1%	16,146	4,900,093	122.2%

Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	574,876	(1,459,247)	—	(884,371)	-22.1%	(5,407)	(889,778)	-22.2%

Income Tax (34%)	—	—	—	222,016	—	—	222,016	5.6%	—	222,016	5.5%

Net Income	—	—	—	352,860	(1,459,247)	—	(1,106,387)	-27.7%	(5,407)	(1,111,794)	-27.7%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru July 31, 2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	60,264,376	36	—	60,642,957	67.9%	10,166,085	70,809,042	82.4%
I/B Income	—	—	—	—	—	—	—	0.0%	3,653,713	3,653,713	4.3%
Fee Income	226,383	105,384	—	6,803,618	—	—	7,135,385	8.0%	51,566	7,186,951	8.4%
Late Charges	149,281	—	—	4,632,221	—	—	4,781,502	5.3%	1,064,348	5,845,850	6.8%

Total Interest Income	741,283	118,310	—	71,700,215	36	—	72,559,844	81.2%	14,935,712	87,495,557	101.9%

Interest Expense	113,794	52,912	0	3,159,508	4,598,725	—	7,924,939	8.9%	3,245,962	11,170,901	13.0%

Net Interest Income	627,489	65,398	(0)	68,540,707	(4,598,689)	—	64,634,905	72.3%	11,689,750	76,324,655	88.9%

Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(873,097)	—	—	(882,592)	-1.0%	(2,507,252)	(3,389,844)	-3.9%
Reserves	—	(20,000)	—	(757,293)	—	—	(777,293)	-0.9%	(7,657,559)	(8,434,852)	-9.8%
Cash	557,239	64,134	4,612	19,569,808	—	—	20,195,793	22.6%	21,303,124	41,498,917	48.3%

Total Provision	547,854	44,024	4,612	17,939,419	—	—	18,535,908	20.7%	11,138,314	29,674,221	34.5%

Net Interest included Provision	79,635	21,375	(4,612)	50,601,288	(4,598,689)	—	46,098,997		551,437	46,650,434

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	9,464,078	—	—	9,464,078	10.6%	1,415,685	10,879,762	12.7%
Insurance Commissions	—	—	3,223,179	(1,178,362)	—	—	2,044,817	2.3%	79,011	2,123,828	2.5%
Earned Insurance	—	—	—	—	—	—	—	0.0%	386,424	386,424	0.4%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	536,914	—	—	537,810	0.6%	—	537,810	0.6%
Other Income	—	256,832	2,040,050	1,609,447	862,292	—	4,768,621	5.3%	(20,292,460)	(15,523,840)	-18.1%

Total Direct Income	—	256,832	5,264,125	10,432,076	862,292	—	16,815,325	18.8%	(18,411,341)	(1,596,016)	-1.9%

Total Revenue	741,283	375,142	5,264,125	82,132,291	862,329	—	89,375,169	100.0%	(3,475,628)	85,899,541	100.0%

Expenses

Personnel
Salaries & Wages	86,164	172,532	1,557,993	23,443,094	1,804,733	—	27,064,515	30.3%	5,116,963	32,181,478	37.5%
Commissions/Bonus	—	58,213	366,715	3,905,351	302,445	—	4,632,723	5.2%	481,502	5,114,225	6.0%
Benefits	6,989	12,842	142,412	2,484,746	83,550	—	2,730,539	3.1%	451,031	3,181,570	3.7%
Taxes	6,914	15,553	159,820	2,567,630	164,710	—	2,914,628	3.3%	576,977	3,491,605	4.1%
Other	—	—	66,338	182,641	82,331	—	331,310	0.4%	130,139	461,448	0.5%

Total Personnel	100,067	259,140	2,293,278	32,583,462	2,437,768	—	37,673,714	42.2%	6,756,611	44,430,326	51.7%

Building
Rent	392	9,889	184,677	3,258,107	225,631	—	3,678,696	4.1%	865,968	4,544,664	5.3%
Utilities	—	216	40,071	728,889	43,237	—	812,413	0.9%	152,785	965,198	1.1%
Depreciation	40,494	2,445	84,488	1,190,956	331,010	—	1,649,394	1.8%	582,026	2,231,420	2.6%
Other	428	257	—	290,639	12,079	—	303,403	0.3%	109,340	412,742	0.5%

Total Building	41,314	12,806	309,236	5,468,591	611,957	—	6,443,905	7.2%	1,710,119	8,154,023	9.5%

Telecommunications
Telephone	6,010	6,411	89,222	1,632,624	167,266	—	1,901,533	2.1%	393,284	2,294,817	2.7%
Computers	27,156	3,315	80,347	487,693	236,489	—	834,999	0.9%	367,395	1,202,394	1.4%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.4%	91,889	484,297	0.6%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	2,471,281	427,335	—	3,128,389	3.5%	853,267	3,981,656	4.6%

Advertising	—	113	43,816	2,329,512	4,720	—	2,378,161	2.7%	163,791	2,541,951	3.0%
Reinsurance Claims Expense	—	—	—	1,236,568	—	—	1,236,568	1.4%	1,545,827	2,782,396	3.2%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	404,569	404,569	0.5%
Professional Fees	2,386	9,408	36,482	464,239	27,990,497	—	28,503,012	31.9%	95,621	28,598,633	33.3%
Collection Expense	1,860	51	—	35,676	—	—	37,587	0.0%	677,346	714,932	0.8%
Travel	—	6,620	24,540	1,640,217	127,461	—	1,798,839	2.0%	207,618	2,006,457	2.3%
Office Expense	23,071	3,158	52,550	1,949,855	226,738	—	2,255,372	2.5%	485,968	2,741,339	3.2%
Entertainment	—	68	—	110,465	35	—	110,569	0.1%	126	110,695	0.1%
Amortization	—	—	101,806	258,203	—	—	360,009	0.4%	12,568,082	12,928,091	15.1%
Taxes & Licenses	5,636	3,405	20,599	459,254	70,685	—	559,578	0.6%	201,212	760,791	0.9%
Other	1,326	29,298	567,361	2,148,410	30,134	—	2,776,530	3.1%	2,161,683	4,938,213	5.7%

Total Other Expense	30,033	35,930	742,315	4,926,188	327,592	—	6,062,058	6.8%	15,417,071	21,479,129	25.0%

Total Direct Expense	871,340	431,143	3,639,880	72,254,661	36,526,056	—	113,723,080	127.2%	42,216,116	155,939,195	181.5%

Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	(130,057)	(56,002)	1,609,148	9,855,772	(35,584,275)	—	(24,305,414)	-27.2%	(45,734,241)	(70,039,655)	-81.5%
Income Tax (34%)	—	—	66,684	3,576,390	5,598,039	—	9,241,112	10.3%	(6,674,996)	2,566,117	3.0%

Net Income	(130,057)	(56,002)	1,542,464	6,279,383	(41,182,314)	—	(33,546,526)	-37.5%	(39,059,245)	(72,605,771)	-84.5%

THE THAXTON GROUP MONTHLY OPERATING REPORT - July 2005_20050826-2944-769A12F5	Income Statement YTD

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period July-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period July-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

7/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued TICO	Operations Reinsurance	Total Disc. Ops	Total Company
Assets

Cash/Investments	(5,583)	—	—	713,815	21,990,355	—	22,698,586	(1,038)	—	(1,038)	22,697,548
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	68,851,990	—	—	68,851,990	511,513	—	511,513	69,363,503
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(12,074,370)	—	—	(12,074,370)	(1)	—	(1)	(12,074,371)
Loss Reserve	—	—	—	(8,996,784)	(10,000)	—	(9,006,784)	(366,005)	—	(366,005)	(9,372,788)
Unearned Insurance	—	—	—	(824,431)	—	—	(824,431)	(1,988,551)	(786,142)	(2,774,693)	(3,599,124)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,845,804	498,627	—	7,344,431	419,242	—	419,242	7,763,673
Accumulated Depreciation	—	—	—	(5,220,626)	(408,071)	—	(5,628,698)	(347,488)	—	(347,488)	(5,976,186)
Accounts Receivable	73,260	—	(102)	38,227	4,377,626	—	4,489,012	774,566	36,580	811,145	5,300,157
Repossessed Automobiles	—	—	—	—	—	—	—	116,145	—	116,145	116,145
Intercompany Balance	567,463	57,761	(3,413,149)	(29,354,277)	75,063,802	(6,248,675)	36,672,925	(46,261,015)	9,588,090	(36,672,925)	0
Goodwill	—	—	—	18,109,013	—	—	18,109,013	—	—	—	18,109,013
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(279,718)	—	—	(279,718)	—	—	—	(279,718)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	263,180	263,180	263,180
Prepaid Assets	—	—	—	808,018	15,834	—	823,852	25,449	—	25,449	849,301
Other Assets	—	—	—	722,598	518,169	—	1,240,766	10,871	87,737	98,608	1,339,374

Total Assets	635,140	57,761	(3,413,251)	39,339,258	126,403,950	(18,409,595)	144,613,263	(47,106,312)	9,189,445	(37,916,868)	106,696,395

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,926,653	—	2,928,163	32,347	—	32,347	2,960,510
Notes Payable	—	—	67,738	—	39,688,299	—	39,756,038	—	—	—	39,756,038
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,371	—	1,896,371	122,801,661
Accounts Payable	4,236	1,509	13,541	535,258	46,011	—	600,555	493,774	3,338,245	3,832,018	4,432,573
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	2,713,809	(4,600)	—	2,709,209	—	124,370	124,370	2,833,579
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,236,186	100,814	—	2,339,334	29,159	8,171	37,330	2,376,664
Other Liabilities	296,174	—	—	34,889	41,261	—	372,324	72,295	280,485	352,780	725,103

Total Liabilities	302,744	1,509	82,789	5,520,142	164,764,122	—	170,671,307	2,523,946	3,968,667	6,492,612	177,163,919

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	68,670	—	—	—	68,670
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(3,419,685)	8,835,146	—	—	—	8,835,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(519,190)	56,252	(4,704,772)	32,960,517	(34,001,849)	(18,010,334)	(24,219,377)	(50,041,121)	4,751,932	(45,289,188)	(69,508,566)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(24,413)	—	—	2,543,071	(12,827,172)	—	(10,308,515)	410,863	468,846	879,708	(9,428,806)

Total Stockholders’ Equity	332,396	56,252	(3,496,040)	33,819,116	(38,360,173)	(18,409,595)	(26,058,044)	(49,630,258)	5,220,778	(44,409,480)	(70,467,524)

Total Liabilities & Stockholders’ Equity	635,140	57,761	(3,413,251)	39,339,258	126,403,950	(18,409,595)	144,613,263	(47,106,312)	9,189,445	(37,916,868)	106,696,395

THE THAXTON GROUP MONTHLY OPERATING REPORT - July 2005_20050826-2944-769A12F5	8/28/2005 7:41 AM

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY	Total Company
									Reinsurance
Assets

Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
Reporting Period July 31, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$133,625.78	$133,625.78	Bi-Weekly	EFT	0
FICA-Employee	0	$82,275.45	$82,275.45	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$1,453.84	$1,453.84	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$345,379.05	$345,379.05	$0.00		$0.00

State and Local
Withholding	0	$37,316.58	$37,316.58	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$822.80	$822.80
Personal Property		857.12	$857.12
Other:	0	14,021.56	$14,021.56			0

Total State and Local Taxes	$0.00	$53,018.06	$53,018.06	$0.00		$0.00

TOTAL TAXES		$398,397.11	$398,397.11			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for July-05

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC
Beginning Cash Position	(44.64)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	42,941.79	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	42,941.79	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Cash Disbursments

Advertising	0.00
Bank Charges	0.00
Claims Funding*	0.00
Company Auto	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00
Equipment Rental	0.00
Fixed Assets	0.00
Forms & Printing	0.00
Insurance	0.00
Meals & Entertainment	0.00
Miscellaneous	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00
Prepaid Software ABS	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00
Roadgard	0.00
Seminars & Meetings	0.00
Taxes & Licenses	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	46,274.60	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Employee Witholding of Insurance/etc	(3,377.45)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	42,897.15	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	(0.00)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	(44.64)

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00

GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	0.00	13,314.16	0.00	0.00	0.00	29,627.63
Outstanding Checks - Adjustment

Total Cash Receipts and Transfers	0.00	0.00	13,314.16	0.00	0.00	0.00	29,627.63

Cash Disbursments
Advertising
Bank Charges	0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance
Meals & Entertainment	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00	0.00	0.00		0.00
Office Expense
Postage
Prepaid Expenses	0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance	0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00	0.00	0.00	0.00	0.00		0.00
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG	0.00	0.00	13,314.16	0.00	0.00	0.00	32,960.44
Employee Witholding of Insurance/etc							(3,377.45)
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

	0.00	0.00	13,314.16	0.00	0.00	0.00	29,582.99

	0.00	0.00	0.00	0.00	0.00	0.00	(0.00)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402			Case No.01-10571
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(44.64)	0.00	(44.64)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	42,941.79	0.00	42,941.79
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	42,941.79	0.00	42,941.79

Cash Disbursements

Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	46,274.60		46,274.60
Employee Witholding of Insurance/etc	0.00	(3,377.45)		(3,377.45)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	42,897.15	0.00	42,897.15

	0.00	(0.00)	0.00	(0.00)

PAYROLL - THE THAXTON GROUP

	Period Ending 7/8/2005	Period Ending 7/22/2005	Period Ending	Total
Corporate
Salary expense	$17,564.61	$13,566.92	$—	$31,131.53
FICA/FUTA/SUTA	$898.62	$592.81	$—	$1,491.43
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$18,631.97	$14,328.47	$—	$32,960.44

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—

Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$5,547.08	$6,545.63	$—	$12,092.71
FICA/FUTA/SUTA	$408.82	$485.20	$—	$894.02
401(k) match	$148.74	$178.69	$—	$327.43
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$6,104.64	$7,209.52	$—	$13,314.16

Period Total	$24,736.61	$21,537.99	$—	$46,274.60

401(k) payable	$(1,315.15)	$(1,345.10)	$—	$(2,660.25)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(26.92)	$(26.92)	$—	$(53.84)
Life insurance	$(18.88)	$(18.88)	$—	$(37.76)
Contingent health liability	$(286.94)	$(286.94)	$—	$(573.88)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$23,062.86	$19,834.29	$—	$42,897.15
	$(1,673.75)	$(1,703.70)	$—	$(3,377.45)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$13,199.35	$13,910.31	$—	$27,109.66
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,749.23	$2,636.63	$—	$5,385.86
EE SS Tax	$975.88	$789.92	$—	$1,765.80
ER SS Tax	$975.87	$789.92	$—	$1,765.79
EE Med Tax	$331.56	$288.10	$—	$619.66
ER Med Tax	$331.57	$288.09	$—	$619.66
State/local Tax	$1,164.45	$1,131.32	$—	$2,295.77
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$3,334.95	$—	$—	$3,334.95

GRAND TOTAL	$23,062.86	$19,834.29	$—	$42,897.15

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,673.75	$1,703.70	$—	$3,377.45

PAYROLL - TICO

	Period Ending 7/8/2005	Period Ending 7/22/2005	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$5,547.08	$6,545.63	$—	$12,092.71
FICA/FUTA/SUTA	$408.82	$485.20	$—	$894.02
401(k) match	$148.74	$178.69	$—	$327.43
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$6,104.64	$7,209.52	$—	$13,314.16

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$6,104.64	$7,209.52	$—	$13,314.16

THE THAXTON GROUP			Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL				2079900431038
Wachovia				540439122
Monthly Court Report for July-05				2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(20,260.40)	—	—	—	—	—		(20,260.40)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,389,643.09	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	131,702.47
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,389,643.09	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	131,702.47

Cash Disbursements - Loans

Gross Wages	1,405,985.09	44,159.33	385,726.98	379,487.86	176,688.98	165,419.94	115,490.66	139,011.34
Federal Tax	128,239.92	3,393.45	33,774.74	38,233.32	15,902.59	12,196.21	10,662.43	14,077.18
SS Tax	80,509.65	2,690.92	22,366.98	20,907.01	10,752.78	10,042.60	6,984.98	6,764.38
Med Tax	19,898.71	629.36	5,459.08	5,386.87	2,514.84	2,348.77	1,633.58	1,926.21
EIC	(244.02)	—	—	(244.02)	—	—	—	—
State Tax	35,020.81	1,446.00	71.65	14,634.20	6,542.91	5,584.97	211.57	6,529.51
Advance	932.90	—	(137.50)	416.24	—	—	375.00	279.16
Mileage	(35,739.59)	(1,053.64)	(11,430.87)	(10,496.48)	(4,743.68)	(4,912.32)	(3,030.64)	(71.96)
Miscellaneous	(80.00)	—	—	—	—	—	—	(80.00)
Shortage	—	—	—	—	—	—	—	—
STD	1,992.56	77.56	678.65	470.90	207.75	232.68	149.58	175.44
Medical	24,756.34	625.82	6,848.96	5,775.99	2,397.05	2,403.15	2,034.11	4,671.26
401K Loans	5,476.94	—	3,282.24	989.58	334.54	—	—	870.58
401K Deducts	17,355.92	660.80	4,793.19	5,434.94	1,738.67	318.29	427.77	3,982.26
AHL Dental	5,519.56	82.52	1,516.90	1,472.62	726.74	762.48	488.42	469.88
AHL Cancer	1,281.64	48.84	379.62	314.20	139.72	138.66	72.36	188.24
AHL Life	3,785.68	164.00	1,064.31	928.58	569.38	472.81	282.58	304.02
Flex Med	1,974.60	—	230.76	535.36	—	—	235.28	973.20
Dep Care	317.24	—	269.24	48.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	104.00	4.00	36.00	33.00	10.00	9.00	8.00	4.00
Garnishment	758.82	—	345.25	235.14	—	—	178.43	—
Bankrpc	440.00	—	—	—	440.00	—	—	—
Child support	9,744.96	428.68	3,477.60	2,010.74	1,000.00	871.84	978.50	977.60
Tax Levy	750.00	—	—	750.00	—	—	—	—
Fringe	17,718.50	—	4,834.90	9,431.60	1,400.00	—	2,052.00	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	320,515.14	9,198.31	77,861.70	97,267.79	39,933.29	30,469.14	23,743.95	42,040.96
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	11,693.78	428.68	3,822.85	2,995.88	1,440.00	871.84	1,156.93	977.60
Federal Tax	128,239.92	3,393.45	33,774.74	38,233.32	15,902.59	12,196.21	10,662.43	14,077.18
EE SS Tax	80,509.65	2,690.92	22,366.98	20,907.01	10,752.78	10,042.60	6,984.98	6,764.38
ER SS Tax	80,509.14	2,690.93	22,366.93	20,906.99	10,752.81	10,042.59	6,984.96	6,763.93
EE Med Tax	19,898.71	629.36	5,459.08	5,386.87	2,514.84	2,348.77	1,633.58	1,926.21
ER Med Tax	19,898.49	629.34	5,459.14	5,386.80	2,514.77	2,348.72	1,633.58	1,926.14
State Tax	35,020.81	1,446.00	71.65	14,634.20	6,542.91	5,584.97	211.57	6,529.51
Futa	1,453.84	44.98	371.36	381.41	251.97	196.68	195.10	12.34
Suta	6,766.08	232.38	1,697.76	1,454.06	1,800.70	749.89	804.78	26.51
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(10,783.46)	—	—	—	—	—	—	(10,783.46)

Book Balance per bank rec.	(10,783.46)		—		—	—		(10,783.46)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL			Case No.	-
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(20,260.40)	—	(20,260.40)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,389,643.09	—	1,389,643.09
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,389,643.09	—	1,389,643.09

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,405,985.09
Federal Tax	—	128,239.92
SS Tax	—	80,509.65	—	80,509.65
Med Tax	—	19,898.71
EIC	—	(244.02)	—	(244.02)
State Tax	—	35,020.81	—	35,020.81
Advance	—	932.90	—	932.90
Mileage	—	(35,739.59)	—	(35,739.59)
Miscellaneous	—	(80.00)	—	(80.00)
Shortage	—	—	—	—
STD	—	1,992.56	—	1,992.56
Medical	—	24,756.34	—	24,756.34
401K Loans	—	5,476.94	—	5,476.94
401K Deducts	—	17,355.92	—	17,355.92
AHL Dental	—	5,519.56	—	5,519.56
AHL Cancer	—	1,281.64	—	1,281.64
AHL Life	—	3,785.68	—	3,785.68
Flex Med	—	1,974.60	—	1,974.60
Dep Care	—	317.24	—	317.24
Stop Payment Fee	—	—	—	—
Garnishment fee	—	104.00	—	104.00
Garnishment	—	758.82	—	758.82
Bankrpc	—	440.00	—	440.00
Child support	—	9,744.96	—	9,744.96
Tax Levy	—	750.00	—	750.00
Fringe	—	17,718.50	—	17,718.50
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	320,515.14	—	320,515.14
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	11,693.78	—	11,693.78
Federal Tax	—	128,239.92		128,239.92
EE SS Tax	—	80,509.65		80,509.65
ER SS Tax	—	80,509.14		80,509.14
EE Med Tax	—	19,898.71		19,898.71
ER Med Tax	—	19,898.49		19,898.49
State Tax	—	35,020.81		35,020.81
Futa	—	1,453.84		1,453.84
Suta	—	6,766.08		6,766.08
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(10,783.46)	—	(10,783.46)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:		Case No. 03-13182 -03-13213
	THE THAXTON GROUP	Jointly Administered
Reporting Period July-05

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$68,482,162
Plus Amounts billed during the period	$10,687,648
Sold Receivables during month
Less Amounts collected during the period	$(9,281,613)
Total Accounts Receivable at the end of the reporting period	$69,888,197

Accounts Receivable Aging	Amount
0-30 days old	$65,176,331
31-60 days old	$1,848,585
61-90 days old	$1,018,951
91+ days old	$1,252,889
Total Accounts Receivable	$69,296,756
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$69,296,756

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

2. First Day Order authorizing the temporary use of existing cash management system.

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 07/31/2005

Aged Accounts Receivable

(Gross Balance as of 07/31/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$62,096,737	$61,942,973	$153,765	$—	$—
Potential (1-30)	$3,079,594	$3,074,138	$5,456	$—	$—
31-60 Days	$1,848,585	$1,812,966	$35,619	$—	$—
61-90 Days	$1,018,951	$1,001,147	$17,804	$—	$—
91 and Over	$1,252,889	$1,020,766	$232,123	$—	$—
Total Delinquency	$7,200,019	$6,909,017	$291,002	$—	$—

Total Gross Receivables	$69,296,756	$68,851,990	$444,767	$—	$—

Post Accounts Payable
(As of 07/31/05)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

Prepared by Danny Bufford	Page 1 THE THAXTON GROUP MONTHLY OPERATING REPORT - July 2005

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Jul-05

			HOLDING COMPANY	HOLDING COMPANY					HOLDING GOMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	74,975,769.15	—	—	(3,413,149.00)	57,761.00	567,463.30	—	(32,853,247.52)	(46,383,647.93)
Cash Transfers between companies	—		131,698.65							(139,152.52)	7,453.87
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		(199,050.30)							82,600.79	116,449.51
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	(0.00)		155,384.71							(154,113.69)	(1,271.02)
Payroll	—
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 07/31/05	(0.00)	6,248,675.00	75,063,802.21	—	—	(3,413,149.00)	57,761.00	567,463.30	—	(33,063,912.94)	(46,261,015.57)

	(0.00)	6,248,675.00	75,063,802.21	—	—	(3,413,149.00)	57,761.00	567,463.30	—	(33,063,912.94)	(46,261,015.57)

Balance Sheet - July 31, 2005	—	6,248,675.00	75,063,802.00			(3,413,149.00)	57,761.00	567,463.00		(33,063,913.00)	(46,261,015.00)